INCOME TAXES	3 Months Ended	12 Months Ended
	Apr. 04, 2021	Jan. 03, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

14.   INCOME TAXES

The Company is subject to federal and state income taxes with respect to our allocable share of any taxable income or loss of UBH, as well as any standalone income or loss the Company generates. UBH is treated as a partnership for federal income tax purposes, and for most applicable state and local income tax purposes, and generally does not pay income taxes in most jurisdictions. Instead, UBH taxable income or loss is passed through to its members, including the Company. Despite its partnership treatment, UBH is liable for income taxes in those states not recognizing its pass-through status and for certain of its subsidiaries not taxed as pass-through entities. The Company has acquired various domestic entities taxed as corporations, which are now wholly-owned by us or our subsidiaries. Where required or allowed, these subsidiaries also file and pay tax as a consolidated group for federal and state income tax purposes. The Company anticipates this structure to remain in existence for the foreseeable future.

The Company recorded income tax expense of $1.0 million and $1.5 million for the thirteen-week periods ended April 4, 2021 and March 29, 2020, respectively. The effective tax rates for the thirteen-week periods ended April 4, 2021 and March 29, 2020 were (4.5)% and 46.3%, respectively. The Company’s effective tax rates differ from the federal statutory rate of 21% primarily due to the impact of UBH, which is a partnership, is not taxed at the Company level, and is required to allocate some of its taxable results to the Continuing Members, as well as state taxes and the fair value impact of warrant liabilities. The Company’s effective tax rate for the thirteen-week period ended April 4, 2021 is 6.5% before consideration of any discrete items. During the thirteen-week period ended April 4, 2021, the effective tax rate was impacted by statutory state tax rate changes during the quarter which resulted in a discrete tax expense of $1.1 million.

The Company regularly evaluates valuation allowances established for deferred tax assets ("DTA's") for which future realization is uncertain. The Company assessed the available positive and negative evidence to estimate whether future taxable income would be generated to permit use of the existing DTA's. As of April 4, 2021, a significant piece of objective negative evidence evaluated was the twelve-quarter cumulative loss before taxes. Such objective evidence limits the ability to consider other subjective evidence, such as projections for future growth. The Company determined that there is uncertainty regarding the utilization of certain DTA's such as the investment in Utz Brands Holdings, LLC and state net operating losses where the Company does not expect to continue to have nexus. Therefore, a full valuation allowance has been recorded against the DTA's for which it is more-likely-than-not they will not be realized. The amount of DTA considered realizable; however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as projections for growth.

As of April 4, 2021, tax years 2017 through 2021 remain open and subject to examination by the Internal Revenue Service and the majority of the states where the Company has nexus, and tax years 2016 through 2021 remain open and subject to examination in selected states that have a longer statute of limitations.

Upon audit, tax authorities may challenge all or part of a tax position. A tax position successfully challenged by a taxing authority could result in an adjustment to our provision for income taxes in the period in which a final determination is made. The Company did not maintain any unrecognized tax benefits as of April 4, 2021 and January 3, 2021, respectively.

Tax receivable agreement liability

Pursuant to an election under section 754 of the Internal Revenue Code, the Company obtained an increase in its share of the tax basis in the net assets of UBH when it was deemed to purchase UBH units from the UPA Seller and purchased UBH units from the Continuing Members per the Business Combination. The Continuing Members have the option to exchange UBH units for UBI common stock post-Business Combination. The Company intends to treat any such exchanges as direct purchases for U.S. federal income tax purposes, which is expected to further increase its share of the tax basis in the net assets of UBH. The increases in tax basis may reduce the amounts the Company would otherwise pay in the future to various tax authorities. They may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.

Pursuant to the Business Combination Agreement, the Company entered into the TRA, which provides for the payment by the Company of 85% of the amount of any tax benefits realized as a result of (i) increases in the share of the tax basis in the net assets of UBH resulting from the Business Combination and any future exchanges by the Continuing Members of UBH units for UBI common stock; (ii) tax basis increases attributable to payments made under the TRA; and (iii) tax amortization deductions attributable to the acquisition of Kennedy and the election to treat the transaction as an asset deal for tax purposes (the "TRA Payments"). The rights of each party under the TRA other than the Company are assignable, subject to certain restrictions. The timing and amount of aggregate payments due under the TRA may vary based on a number of factors, including the timing and amount of taxable income generated by the Company each year, as well as the tax rate then applicable, among other factors.

As of April 4, 2021 and January 3, 2021, the Company had a liability of $28.7 million related to its projected obligations under the TRA, which is reflected as a non-current accrued expense in the consolidated balance sheet.

15.    INCOME TAXES

The Company is subject to federal and state income taxes with respect to our allocable share of any taxable income or loss of Utz Brands Holdings, LLC, as well as any standalone income or loss the Company generates. Utz Brands Holdings, LLC is treated as a partnership for federal income tax purposes, and for most applicable state and local income tax purposes, and generally does not pay income taxes in most jurisdictions. Instead, Utz Brands Holdings, LLC taxable income or loss is passed through to its members, including the Company. Despite its partnership treatment, Utz Brands Holdings, LLC is liable for income taxes in those states not recognizing its pass-through status and for certain of its subsidiaries not taxed as pass-through entities. The Company has acquired various domestic entities taxed as corporations, which are now wholly-owned by us or our subsidiaries. Where required or allowed, these subsidiaries also file and pay tax as a consolidated group for federal and state income tax purposes. The Company anticipates this structure to remain in existence for the foreseeable future.

The provision (benefit) for income taxes was as follows:

	Successor	Predecessor
(in thousands)	From August 29, 2020 through January 3, 2021	From December 30, 2019 through August 28, 2020	Year Ended December 29, 2019	Year Ended December 30, 2018
Current:
Federal	$—	$—	$140	$(142)
State	(219)	1,301	1,057	1,161
Total current	(219)	1,301	1,197	1,019
Deferred:
Federal	(528)	3,197	1,650	412
State	480	(525)	299	488
Total deferred	(48)	2,672	1,949	900
Total	$(267)	$3,973	$3,146	$1,919

A reconciliation of the expected statutory federal tax and the total income tax expense (benefit) was as follows:

	Successor	Predecessor
(in thousands)	From August 29, 2020 through January 3, 2021	From December 30, 2019 through August 28, 2020	Year Ended December 29, 2019	Year Ended December 30, 2018
Federal statutory rate (21%)	$(22,715)	$1,552	$(2,146)	$(5,402)
State income taxes, net of federal benefit	393	641	1,755	1,045
Pre-transaction loss of Utz Brands Holdings, LLC	—	1,752	4,204	5,650
Investment in Utz Brands Holdings, LLC	(23,844)	—	—	—
Noncontrolling interest in Utz Brands Holdings, LLC	1,497	—	—	—
Valuation allowance	25,121	—	(683)	257
Remeasurements of warrant liability	19,288	—	—	—
Nondeductible expenses	—	8	6	11
Other	(7)	20	10	358
	$(267)	$3,973	$3,146	$1,919

The tax effect of temporary differences that gave rise to significant components of deferred tax assets and liabilities consisted of the following at January 3, 2021 and December 29, 2019:

	Successor	Predecessor
(in thousands)	As of January 3, 2021	As of December 29, 2019
Deferred Tax Assets:
Accrued expenses	$279	$171
Pension, retirement and other benefits	532	548
Inventories, including uniform capitalization	201	19
Investment in Utz Brands Holdings, LLC	50,371	—
Acquisition costs	985	—
Net operating losses	18,887	18,915
Credits	108	105
Charitable contributions	—	101
Other deferred tax assets	509	—
Total gross deferred tax assets	71,872	19,859
Valuation allowance	(57,177)	(1,563)
Net deferred tax assets	14,695	18,296
Deferred Tax Liabilities:
Plant and equipment, accelerated depreciation	(12,560)	(11,117)
Intangibles	(75,681)	(26,301)
Other deferred tax liabilities	(240)	(1)
Total deferred tax liabilities	(88,481)	(37,419)
Net deferred tax liabilities	$(73,786)	$(19,123)

On March 27, 2020, the U.S. federal government enacted the Coronavirus Aid, Relief and Economic Security Act (the CARES Act) and on December 27, 2020 enacted the Consolidated Appropriations Act, 2021, neither of which had a material impact on our provision for income taxes.

Net Operating Loss and Tax Credit Carryforward

As of January 3, 2021 and December 29, 2019, the Company and certain subsidiaries have federal net operating loss ("NOL") carryforwards of $77.7 million and $77.5 million, respectively. Of these, $59.1 million will expire, if not utilized, by 2037.

As of January 3, 2021 and December 29, 2019, the Company and certain subsidiaries also have state NOL carryforwards in the amount of $44.2 million and $51.8 million, respectively. The state NOL carryforwards begin to expire in 2021, however, some state NOL’s are able to be carried forward indefinitely.

As of January 3, 2021 and December 29, 2019, certain subsidiaries have state tax credit carryforwards in the amount of $0.1 million and $0.1 million, respectively. If not utilized, the state tax credit carryforwards begin to expire between 2022 and 2034.

Utilization of some of the federal and state net operating loss and credit carryforwards are subject to annual limitations due to the “change in ownership” provisions of the Internal Revenue Code and similar state provisions. The annual limitations may result in the expiration of net operating losses and credits before utilization.

Valuation Allowance

The Company recorded a valuation allowance of $57.2 million and $1.6 million at January 3, 2021 and December 29, 2019, respectively. The $55.6 million change in the valuation allowance was the result of a charge to deferred tax expense of $25.1 million from operations and a charge to additional paid in capital of $30.5 million related to warrant transactions and the December 22, 2020 exchange of UBH units for UBI common stock described in Note 21.

"Equity.” In determining the need for a valuation allowance, the Company assessed the available positive and negative evidence to estimate whether future taxable income would be generated to permit use of the existing deferred tax assets (“DTA’s”). As of January 3, 2021, a significant piece of objective negative evidence evaluated was the three-year cumulative loss before taxes. Such objective evidence limits the ability to consider other subjective evidence, such as projections for future growth. The Company determined that there is uncertainty regarding the utilization of certain DTA’s such as the investment in Utz Brands Holdings, LLC and state net operating losses where the Company does not expect to continue to have nexus. Therefore, a valuation allowance has been recorded against the DTA’s for which it is more-likely-than-not they will not be realized. The amount of DTA considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as projections for growth. If or when recognized, the tax benefits related to any reversal of the valuation allowance on DTA’s as of January 3, 2021 would be accounted for as follows: approximately $15.7 million would be recognized as a reduction of income tax expense and $37.6 million would be recognized as an increase to equity.

As of January 3, 2021, tax years 2017 through 2020 remain open and subject to examination by the Internal Revenue Service and the majority of the states where the Company has nexus, and tax years 2016 through 2020 remain open and subject to examination in selected states that have a four year statute of limitations.

Upon audit, tax authorities may challenge all or part of a tax position. A tax position successfully challenged by a taxing authority could result in an adjustment to our provision for income taxes in the period in which a final determination is made. The Company did not maintain any unrecognized tax benefits as of January 3, 2021 and December 29, 2019.

Tax receivable agreement liability

Pursuant to an election under section 754 of the Internal Revenue Code, the Company obtained an increase in its share of the tax basis in the net assets of UBH when it was deemed to purchase UBH units from the UPA Seller and purchased UBH units from the Continuing Members per the Business Combination. The Continuing Members have the option to exchange UBH units for UBI common stock post-Business Combination. The Company intends to treat any such exchanges as direct purchases for U.S. federal income tax purposes, which is expected to further increase its share of the tax basis in the net assets of UBH. The increases in tax basis may reduce the amounts the Company would otherwise pay in the future to various tax authorities. They may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.

Pursuant to the Business Combination Agreement, the Company entered into the TRA, which provides for the payment by the Company of 85% of the amount of any tax benefits realized as a result of (i) increases in the share of the tax basis in the net assets of UBH resulting from the Business Combination and any future exchanges by the Continuing Members of UBH units for UBI common stock; (ii) tax basis increases attributable to payments made under the TRA; and (iii) tax amortization deductions attributable to the acquisition of Kennedy and the election to treat the transaction as an asset deal for tax purposes (the "TRA Payments"). The rights of each party under the TRA other than the Company are assignable, subject to certain restrictions. The timing and amount of aggregate payments due under the TRA may vary based on a number of factors, including the timing and amount of taxable income generated by the Company each year, as well as the tax rate then applicable, among other factors.

As of January 3, 2021, the Company recorded a TRA liability of $28.7 million, but it has a total liability of $37.6 million related to its projected obligations under the TRA. The total TRA liability includes $28.7 million that relates to payments that originated with the Business Combination and the acquisition of Kennedy and $8.9 million that relates to equity transactions that occurred during the 4th quarter 2020. The Company recorded a valuation allowance on its DTA, including the tax basis that originated with the 4th quarter 2020 equity transactions as they are not more likely than not to be realized based on the positive and negative evidence that the Company considered. The Company has not recorded the $8.9 million of TRA liability that relates to the 4th quarter equity transactions as the liability is not probable under ASC 450 since the related DTA is not more likely than not to be realized as evidenced by the valuation allowance. The Company will continue to monitor positive and negative evidence to analyze its valuation allowance and it believes that sufficient positive evidence may arise to permit the release of a significant portion of its valuation allowance. If that were to occur, it would result in the need to record $8.9 million of additional TRA liability for 4th quarter equity transactions, which would result in a non-cash charge to pretax results.